SHAREHOLDERS’ DEFICIT	9 Months Ended
Sep. 30, 2023
Equity [Abstract]
SHAREHOLDERS’ DEFICIT

NOTE 21 – SHAREHOLDERS’ DEFICIT

Aerwins was authorized to issue 400,000,000 shares of common shares, par value of $0.000001 per share, and 20,000,000 shares of preferred shares, par value of $0.000001 per share.

Business combination with Pono Capital Corp

On February 3, 2023, the Company consummated the Merger with Pono. On February 2, 2023, the Company entered into a Subscription Agreement with the Purchasers. In total, the number of Public Shares increased by 8,797,687 at the closing of the Business Combination.

Shares issued to service providers

The Company agreed with service providers to pay the service fees by issuing common stocks subject to the closing of the business combination. After the closing of the Business Combination, the Company issued 413,103 shares of common stock for the three months ended March 31, 2023. The Company issued 5,269,291 shares to consultants who provide the Company with several services for the three months ended June 30, 2023. These share issuances are recognized as expense at the fair value of the shares at the issuance date. The Company issued 1,279,069 shares to consultants who provide the Company with several services for the three months ended September 30, 2023. The total amount of fair value of shares issued for the nine months ended September 30, 2023 was $6,827,477 and $1,636,703 is recognized as prepaid expenses.

The Company’s outstanding shares increased by 15,759,150 for the nine months ended September 30, 2023, and recognized Common stock of $15 and Additional Paid-in Capital of $4,793,233. As of September 30, 2023, there were 62,688,215 of common shares issued. The numbers of common stocks are retrospectively presented to reflect the legal capital of post-merger AERWINS.